UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2008

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

        United States                  000-52674               02-0783010
        -------------                  ---------               ----------
(State or other jurisdiction of       (Commission             (IRS Employer
incorporation or organization)        File Number)           Identification No.)


12 Main Street, Walden, New York                                12586
------------------------------------                            -----
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (845) 778-2171
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of
            Certain Officers.
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     (e) Hometown Bancorp,  Inc. (the "Company") announced that at the Company's annual meeting of stockholders held on May 14, 2008, the stockholders approved the Company's 2008 Equity Incentive Plan (the "Plan"). As described in the Company's annual meeting proxy statement, the Company's directors, officers and employees (including its principal executive officer, principal financial officer and other "named executive officers") are eligible to be granted awards under the Plan. However, the Board of Directors of the Company has not yet determined the grants of awards under the Plan to such persons or the terms of such grants.

     A description of the Plan was included in the Company's annual meeting proxy statement, filed with the Securities and Exchange Commission on April 7, 2008 and is incorporated herein by reference. A copy of the Plan was also attached as Appendix A to the Company's proxy statement and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
             ----------------------------------

(d)      Exhibits

         Number            Description
         ------            -----------

         10.1 Hometown Bancorp, Inc. 2008 Equity Incentive Plan (incorporated by reference to Appendix A of the Company's Definitive Proxy Statement for the Annual Meeting of Stockholders (File No. 000-52674), as filed with the SEC on April 7, 2008).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOMETOWN BANCORP, INC.
                                       ----------------------
                                       (Registrant)



Date: May 16, 2008                     By: /s/ Stephen W. Dederick
                                           -----------------------------
                                           Stephen W. Dederick
                                           Vice President and Chief Financial
                                           Officer